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                           FORM OF PURCHASE AGREEMENT

Biopure Corporation
11 Hurley Street
Cambridge, Massachusetts 02141
Attention: Chief Executive Officer

Ladies and Gentlemen:

      The undersigned (the "Investor"), hereby confirms its agreement with you as follows:

      1. This Purchase Agreement (the "Agreement") is made as of December 8, 2004 between Biopure Corporation, a Delaware corporation (the "Company"), and the Investor.

      2. The Company has authorized the sale and issuance of up to 40,000,000 shares of Class A common stock of the Company (together with associated preferred stock purchase rights, the "Shares") and warrants to purchase up to 20,000,000 additional shares of Class A common stock of the Company (together with associated preferred stock purchase rights, if any, the "Warrants," and together with the Shares, the "Securities") in an offering (the "Offering") that has been registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-114559), as amended (the "Registration Statement"). The Warrants are being offered and issued on the basis of one Warrant to purchase one share of Class A common stock for each two Shares purchased in the Offering.

      3. On and subject to the terms and conditions hereof, the Investor agrees to purchase from the Company, and the Company agrees to issue and sell to the Investor, the number of Shares (the "Purchased Shares") and a Warrant to purchase the number of shares of Class A common stock of the Company (the "Purchased Warrant" and together with the Purchased Shares, the "Purchased Securities") as is set forth on the signature page hereto, for the aggregate purchase price set forth on the signature page hereto for all Purchased Securities (the "Aggregate Purchase Price"). The Investor acknowledges that the Offering of the Securities is not a firm commitment underwriting and that there is no minimum offering amount. The Company shall have the sole right to accept offers to purchase Securities and may reject any offer in whole or in part. The Investor's obligation to purchase the Purchased Securities, and the Company's obligation to issue and sell the Purchased Securities, shall be subject to the condition that C. E. Unterberg, Towbin, LLC (the "Agent") shall not have (a) terminated the Agency Agreement dated December 8, 2004 between the Company and the Agent (the "Agency Agreement") pursuant to the terms thereof, or (b) determined that the conditions to closing set forth in the Agency Agreement have not been satisfied as required by the Agent in its discretion.

      4. On the terms and subject to the conditions contained herein, the completion of the purchase and sale of the Securities in the Offering (the "Closing") shall occur at 10:00 a.m. EST (or as soon thereafter as practicable), on or about December 14, 2004 (unless another time shall be agreed to by the Agent and the Company). Upon the terms and subject to the conditions set forth herein:

            (a) The Investor shall deliver, or cause to be delivered, (unless otherwise agreed by the Agent and the Company) no later than 5:00 p.m. on the date that is at least one business day prior to the Closing, the full amount of the Aggregate Purchase Price by federal wire transfer of same day funds to the following account of the Agent.

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             Chase Manhattan Bank
             1 Chase Manhattan Plaza
             New York, NY 10005
             ABA No. 021 000 021
             FAO NFS (National Financial Services)
             Account No. 066-196-221
             FC: C.E.U.T. Private Banking Escrow Account #1
             Account No. KRT-980102

      The Aggregate Purchase Price so delivered to the Agent will be held in escrow by the Agent until the closing under the Agency Agreement at which time, upon the terms and subject to the conditions set forth herein, the Agent is authorized and instructed by the Investor to, and the Investor shall cause the Agent to, transmit the Aggregate Purchase Price to the Company by federal wire transfer of same day funds to any account specified by the Company (subject to alternative written instruction from the Company as described below) in exchange for the Purchased Securities.

      The Agent shall have no rights in the escrowed funds, except to the extent that the Company instructs the Agent in writing to apply to any such funds to fees and expenses owed by the Company to the Agent, and in such case, only after the Closing has occurred. The Company and the Investor, severally and not jointly, agree to indemnify and hold the Agent harmless from and against any losses, costs, damages and claims (including, without limitation, court costs and reasonable attorneys fees) to the extent arising in respect of its escrow of funds hereunder, except for such losses resulting from the Agent's willful misconduct or gross negligence. In no event will the Agent be liable for any special, indirect or consequential losses or damage of any kind.

            (b) At the Closing, against payment to it of the Aggregate Purchase Price by federal wire transfer of same day funds, upon the terms and subject to the conditions set forth herein, the Company shall (I) cause its transfer agent and registrar, the American Stock Transfer & Trust Company (the "Transfer Agent") (DTC Participant Code 2941; Attention: Wilbert Myles, (718) 921-8247), to issue and deliver to the Investor, the Purchased Shares, by electronic delivery of the Purchased Shares through the Deposit Withdrawal At Custodian ("DWAC") system of the Depository Trust Company ("DTC") to the DTC participant's account number set forth on the signature page hereof, and (II) deliver to the Investor the Purchased Warrant, by delivery to the Agent for subsequent delivery to the Investor of a warrant agreement of the Company issued in the name of the Investor, evidencing the Purchased Warrant.

      5. The Company's obligation to issue and deliver the Purchased Securities to the Investor will be subject to the following conditions, any one or more of which may be waived by the Company: (i) the delivery of the Aggregate Purchase Price to the Company as set forth in Section 4(a); and (ii) the accuracy of the representations and warranties made by the Investor herein and the fulfillment by the Investor of its undertakings herein.

      6. The Investor represents that:

            (a) The Investor is purchasing the Purchased Securities for its own account.

            (b) The Investor is not a director, officer, employee or consultant of the Company or any of its affiliates, or an affiliate of any such director, officer, employee or consultant.

            (c) Except as set forth on the signature page hereto, the Investor has had no position, office or other material relationship within the past three years with the Company or any of its affiliates,

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and it has no direct or indirect affiliation or association with the Company or any NASD member as of the date hereof.

            (d) Assuming that there are 70,151,982 shares of the Company's Class A common stock outstanding immediately prior to the Closing, the Investor does not and, immediately following the Closing hereunder, will not, together with its "affiliates" and "associates" as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, beneficially own 20% or more of the Company's outstanding Class A common stock.

            (e) Assuming that there are 70,151,982 shares of the Company's Class A common stock outstanding immediately prior to the Closing, the Investor is not and, immediately following the Closing hereunder, will not be an Acquiring Person (as defined in the Rights Agreement dated as of September 24, 1999 between the Company and American Stock Transfer & Trust Company, as rights agent).

            (f) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms.

The representations, warranties and agreements of the Investor in this Section shall survive the execution of this Agreement, the delivery to the Investor of the Purchased Securities and the payment therefor.

      7. The Investor hereby confirms receipt of the Prospectus Supplement dated December 8, 2004 and the Prospectus dated November 18, 2004 (collectively, the "Prospectus") of the Company distributed by e-mail to the Investor together with this Agreement. The Investor confirms that it had consented to electronic delivery of the Prospectus and this Agreement and confirms that it had full access to the Prospectus and was fully able to read, review, download and print the Prospectus.

      8. The Investor, if outside the United States, agrees that it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense.

      9. The Investor understands that nothing in the Prospectus, this Purchase Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

      10. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

      11. Each of the Investor and the Company expressly agrees that the Agent is a third-party beneficiary with respect to the Agreement and that, notwithstanding anything to the contrary herein, the provisions of the last paragraph of Section 4(a) hereunder may not be modified or waived without its prior written consent.

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      12. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

      13. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

INVESTOR
                                           PURCHASED SHARES:____________________
Name:_______________________________
      (print exact name of Investor)       PURCHASED WARRANTS:__________________
                                           (1 for Every 2 Purchased Shares)
By:_________________________________
               (signature)                 AGGREGATE PURCHASE PRICE:____________

Name of Signatory:                         CONFIRMATION OF NO MATERIAL
Title of Signatory:                        RELATIONSHIP, AFFILIATION OR
                                           ASSOCIATION:
INVESTOR CONTACT INFORMATION:
                                           Unless specified below, the Investor
Address:                                   represents and warrants that it has
                                           had no position, office or other
____________________________________       material relationship within the past
                                           three years with the Company or any
____________________________________       of its affiliates, and it has no
                                           direct or indirect affiliation or
____________________________________       association with the Company or any
                                           NASD member as of the date hereof.
Tax ID No.: ________________________       ____________________________________

Contact Name: ______________________       ____________________________________

Contact Fax Number: ________________       ____________________________________

Contact Email: _____________________       ____________________________________

Contact Telephone Number: __________

INVESTOR INSTRUCTIONS:

PURCHASED SHARES:  DTC participant's       PURCHASED WARRANT: Name in which
name in which book-entry should be         warrant should be issued (if
made (if different from Investor           different from Investor name):
name):
                                           _____________________________________
____________________________________
                                           Instructions for delivery of Warrant
Broker: ____________________________       via first-class registered mail:

Broker Contact Name: _______________       ____________________________________

Broker Phone Number: _______________       ____________________________________

Broker Fax: ________________________       ____________________________________

Broker Email: ______________________

DTC Account Number: ________________

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AGREED AND ACCEPTED:

BIOPURE CORPORATION

By: _______________________________
Name:
Title: